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                                             EXHIBIT 10.41





























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           HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                INCENTIVE STOCK OPTION AGREEMENT


     THIS INCENTIVE STOCK OPTION AGREEMENT (the
"Agreement") dated as of __________, by and between HARMAN
INTERNATIONAL INDUSTRIES, INCORPORATED, a Delaware
Corporation (the "Company"), and __________ (the "Optionee"):

                    W I T N E S S E T H:

     WHEREAS, the Optionee is an employee of [__________, a Subsidiary of] the Company;

     WHEREAS, the execution of an incentive stock option agreement in the form hereof has been duly authorized by a resolution of the Compensation and Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company duly adopted on __________, (the "Date of Grant"); and

     WHEREAS, the option granted hereunder is intended to be an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of these premises and the covenants and agreements set forth in this Agreement, the Company and the Optionee agree as follows:

1. Grant of Option. Pursuant to the terms and conditions of the Harman International Industries, Incorporated 1992 Incentive Plan (the "Plan"), the Company hereby grants to the Optionee an option (the "Option") to purchase __________ shares (the "Option Shares") of the Company's
Common Stock, par value $0.01 per share ("Common Stock"), at the price of $__________ per share, which is the closing price of the Common
Stock on the Date of Grant (the "Exercise Price"), and agrees to cause certificates for any Option Shares purchased

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hereunder to be delivered to the Optionee upon full payment of the
Exercise Price, subject to the applicable terms and conditions of the Plan and the terms and conditions hereinafter set forth.

2. Type of Option. This Option is intended to qualify as an "incentive stock option" within the meaning of that term under Section 422 of the Code.

3. Vesting of Option. (a) Unless and until terminated as hereinafter provided, the Option shall become exercisable to the extent of _____ percent of the Common Shares hereinabove specified on each of the first _____ anniversaries of the Date of Grant for so long as the Optionee remains in the continuous employ of the Company or a Subsidiary. For the purposes of this Agreement, the continuous employment of the Optionee with the Company or a Subsidiary shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of (i) the transfer of the Optionee's employment among the Company and its Subsidiaries or (ii) a leave of absence approved by the Board of not more than 90 days, unless the Optionee has a statutory or contractual right to reemployment with the Company or a Subsidiary following an approved leave of absence of more than 90 days.

   (b) Notwithstanding the provisions of paragraph 3(a) above, the Option shall become immediately exercisable in full (unless previously terminated as hereinafter provided) upon the occurrence of a change in control of the Company. A "change in control of the Company" means the occurrence, before the Agreement terminates, of any of the following events:

    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a
"Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Voting Stock"); provided, however, that for purposes of this Section 3(b)(i), the following acquisitions

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shall not constitute a Change in Control:  (A) any issuance of Voting
Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined in Section 3(b)(ii), below), (B) any acquisition by the Company or a Subsidiary of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 3(b)(iii), below; or

   (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director after the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent
Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

   (iii) consummation of a reorganization, merger or consolidation, a sale or other disposition of all or substantially all of the assets of the Company, or other transaction (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately

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prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries),
(B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

   (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
Section 3(b)(iii).

   (c) Notwithstanding the provisions of paragraph 3(a) above, the Committee may, in its sole discretion, permit the Option to become immediately exercisable in full if the Optionee (i) should die or become permanently disabled while in the employ of the Company or a Subsidiary or (ii) should retire under a retirement plan of the Company or a Subsidiary at or after the earliest voluntary retirement age provided for in such retirement plan or at an earlier age with the consent of the Board.

4. Manner of Exercise. (a) To the extent that the Option shall have become exercisable in accordance with Section 3 hereof, the Option may be exercised by the Optionee at

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any time, or from time to time, in whole or in part, during the term thereof, but only in multiples of fifty (50) shares.

   (b) The Optionee shall exercise the Option by delivering a signed written notice to the Company, which notice shall specify the number of Option Shares to be purchased and be accompanied by payment in full of the Exercise Price for the number of Option Shares specified for purchase.

   (c) The Exercise Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by transfer to the Company of Common
Stock that has been owned by the Optionee for (A) more than one year prior to the date of exercise and for more than two years from the Date of Grant of the Option, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, or (B) more than six months prior to the date of exercise if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (iii) by a combination of any of the foregoing methods of payment.

5. Termination. (a) The Option shall terminate on the earliest of the following dates:

   (i) The date written notice is given by the Optionee or by the Company or a Subsidiary relating to Optionees termination of employment for any reason other than death or permanent disability; provided, however, that the Executive Committee or the "Committee" (if the Optionee is an executive officer) may, in its sole discretion, determine it is in the best interests of the Company and allow Optionee up to 90 days from the date of termination to exercise the Option;

   (ii) One year after the death or permanent disability of the Optionee, if the Optionee dies or becomes permanently disabled while an employee of the Company or a Subsidiary;

   (iii)   Ten years after the Date of Grant.

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   (b)   During the period of 90 days referred to in Section 5(a)(i) above and the period of one year referred to in Section 5(a)(ii) above, the Option may be exercised only to the extent that it shall have become exercisable pursuant to Section 3 hereof at the time that the Optionee ceases to be an employee of the Company.

   (c) In the event that the Optionee commits an act that the Board determines to have been intentionally committed and materially inimical to the interests of the Company, the Option shall terminate as of the time of the commission of that act, notwithstanding any other provision of this Agreement.

6. Share Certificates. All certificates evidencing Option Shares purchased pursuant hereto (and any certificates for Common Stock attributable to the shares acquired by exercise of the Option which, in the opinion of counsel for the Company, are subject to similar legal requirements) shall have endorsed thereon before issuance such legends as the Company's counsel may deem necessary or advisable. The Company and any transfer agent shall not be required to transfer any such shares unless and until the Company or its transfer agent shall have received from counsel to the Optionee, in a form satisfactory to the Company, an opinion that any such transfer will not be in violation of any applicable law or regulation. Optionee agrees not to sell, assign, pledge, or otherwise dispose of any shares without the Company first receiving such an opinion.

7. Transfer. The Option may not be transferred except by will or the laws of descent and distribution and may not be exercised during the lifetime of the Optionee except by the Optionee or the Optionee's guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

8. Disqualifying Dispositions. If within one year of exercising the Option to purchase Common Stock, Optionee sells, assigns or transfers such Common Stock, Optionee agrees to provide immediate written notice to the Company of such disposition including the

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date, number of shares and consideration received for such disposition.  If the Optionee fails to provide the notice required hereunder, the Committee may, in its sole discretion, terminate any remaining Options held by Optionee.

9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal or state securities laws; provided, however, that notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise would involve a violation of any such laws.

10. Adjustments. The Committee may make such adjustments in the Exercise Price and the number and kind of shares of stock or other securities covered by the Option as the Committee may in good faith determine to be equitably required in order to prevent any dilution or expansion of the rights of the Optionee that otherwise would result from any:

   (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company,

   (b) merger, consolidation, spin-off, reorganization or partial or complete liquidation, or

   (c) other corporate transaction or event having an effect similar to any of the foregoing;

provided, however, that no adjustment may be made without the prior written consent of the Optionee if the adjustment would constitute a "modification" within the meaning of Section 425(h) of the Code.

11. Fractional Shares. The Company shall not be required to issue any fractional share of Common Stock pursuant to the Option. The Board of Directors may provide for the elimination of fractions or for the settlement of fractions in cash.

12. Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, it shall be a condition of

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the exercise of the Option that Optionee pay to the Company the balance of such tax required to be withheld or make provisions that are satisfactory to the Company for the payment thereof.

13. Right to Terminate Employment. No provision of this Agreement shall limit in any way whatsoever any right that the Company or a Subsidiary may otherwise have to terminate the employment of the Optionee at any time.

14. Definition of Subsidiary. For the purposes of this Agreement, the term "Subsidiary" means any corporation in which the Company directly or indirectly owns or controls more than 50 percent of the total combined voting power of all classes of stock issued by the corporation.

15. Communications. All notices, demands and other communications required or permitted hereunder or designated to be given with respect to the rights or interests covered by the Agreement shall be deemed to have been properly given or delivered when delivered personally or sent by certified or registered mail, return receipt requested, U.S. mail or reputable overnight carrier, with full postage prepaid and addressed to the parties as follows:

If to the Company, at:       1101 Pennsylvania Avenue, N.W.
                             Suite 1010
                             Washington, D.C. 20004
                             Attention:  Vice President-
                             Financial Operations

If to the Optionee:          Optionee's address provided by
                             Optionee on the last page hereof

Either the Company or Optionee may change the above designated address by written notice to the other specifying such new address.

16. Interpretation. The interpretation and construction by the Board of Directors of the Agreement shall be final and conclusive. No member of the Board of Directors shall be liable for any such action or determination made in good faith.

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17.    Amendment in Writing.  In accordance with its terms, this
Agreement may be amended, but only in a writing which specifically references this Section and is signed by each of the parties hereto.

18. Integration. The Option is granted pursuant to the Plan, and this Agreement and the Option are subject to all of the terms and conditions of the Plan, a copy of which is available upon request and incorporated herein by reference. As such, this Agreement embodies the entire agreement and understanding of the parties hereto with respect to the Option, and supersedes any prior understandings or agreements, whether written or oral, with respect to the Option.

19. Severance. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof and the remaining provisions hereof shall continue to be valid and fully enforceable.

20. Governing Law. This agreement is made under, and shall be construed in accordance with, the laws of the District of Columbia.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Agreement is executed by the Company on the day and year first above written.

        HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

                         By     _________________
                                 Name:

The undersigned Optionee hereby acknowledges receipt of an executed original of this Incentive Stock Option Agreement and accepts the Option subject to the applicable terms and conditions of the Plan and the terms and conditions hereinabove set forth.

___________________           Date:_________________
Optionee

OPTIONEE:  Please complete/update the following information.

Name:                        ___________________________

Home Address:                ___________________________

                             ___________________________

                             ___________________________

Social Security Number:      ___________________________

Date of Hire:                ___________________________

Company or Division:         ____________________________





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